UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 15, 2026

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, CO 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Operating Officer Appointment

Mr. Mark Rodgers, age 62, will be appointed to the role of Executive Vice President and Chief Operating Officer of Newmont Corporation (“Newmont” or the “Company”), effective July 1, 2026. Mr. Rodgers is a seasoned senior executive with more than 30 years of mining experience. He currently serves as Managing Director of Newmont’s Africa Asia Pacific business unit. Prior to that role, he served as Managing Director, APAC beginning in December 2024 until October 2025, and Managing Director, LATAC (Senior Vice President, South America) from October 2022 to August 2024. Mr. Rodgers also served as Senior Vice President, North America from August 2021 to October 2022 and Vice President, Productivity Australia from April 2020 to August 2021. Before joining Newmont, he held a number of positions with Rio Tinto and BHP. Mr. Rodgers holds a Bachelor of Science degree in Mineral Processing (Extractive Metallurgy) from Murdoch University and a post-graduate qualification in Mineral Economics from Curtin University, Western Australia School of Mines.

In the role of Chief Operating Officer, Mr. Rodgers will have a base salary of $800,000 and be eligible for an annual short-term incentive (cash bonus with a target opportunity equal to 105% of base salary) in accordance with the Newmont Section 16 Officer Short-Term Incentive Plan at Level 6. Mr. Rodgers’ cash bonus incentives and long-term incentives will be delivered according to the Company’s incentive programs at Level of Work 6 as described in the Company’s most recent Annual Proxy Statement filed with the SEC. Mr. Rodgers’ long-term equity bonus incentives include both Performance-Leveraged Stock Units (“PSUs”) at target level of 200% of base salary and Restricted Stock Units (“RSUs”) at target level of 100% of base salary, which will be delivered according to the terms of the Newmont Long-Term Incentive Program. In connection with his mid-year appointment, Mr. Rodgers will also receive a one-time RSU award with a grant date value of $650,000 (based upon the difference between prior role and new role target incentive levels), which will vest in three equal annual instalments over a three-year period, subject to his continued employment through each applicable vesting date and the terms of the Company’s Long-Term Incentive Program and applicable award agreement. Mr. Rodgers will be eligible for other executive benefits as described in the Company’s Annual Proxy Statement including the Executive Change of Control Plan and the Newmont Section 16 Officer Severance Plan benefits.

There is no other arrangement or understanding between Mr. Rodgers and any other persons pursuant to which he will be appointed as Chief Operating Officer of the Company. Mr. Rodgers does not have a family relationship with any member of the Board of Directors or any executive officer of the Company, and Mr. Rodgers has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Chief Technical Officer Appointment

Mr. David Thornton, age 45, will be appointed to the role of Executive Vice President and Chief Technical Officer, effective July 1, 2026. Mr. Thornton currently serves as Newmont's Managing Director, Americas and has over 25 years of mining experience. He previously served as Managing Director, Latin America and Caribbean from August 2024 to October 2025, Managing Director, Africa from February 2022 to August 2024 and Vice President, Productivity North America from March 2020 to February 2022. Prior to that he held several other operational management roles at Newmont, including Vice President, Operations for USA & Canada; General Manager, Carlin Mine and Mine Manager, Leeville Mine. Before joining Newmont in 2016, Mr. Thornton held operational, engineering and technical leadership roles, including with Gold Fields and Barrick Gold Corporation. He holds a Bachelor’s Degree in Mining Engineering from Curtin University, Western Australia School of Mines and an Executive MBA from the University of Utah.

In the role of Chief Technical Officer, Mr. Thornton will have a base salary of $630,000 and be eligible for an annual short-term incentive (cash bonus with a target opportunity equal to 85% of base salary) in accordance with the Newmont Section 16 Officer Short-Term Incentive Plan at Level 6. For Mr. Thornton, the long-term equity bonus incentives include both PSUs at target level of 169% of base salary and RSUs at target level of 85% of base salary, which will be delivered according to the terms of the Newmont Long-Term Incentive Program. In connection with his mid-year appointment, Mr. Thornton will also receive a one-time RSU award with a grant date value of $250,000 (based upon the difference between prior role and new role target incentive levels), which will vest in three equal annual installments over a three-year period, subject to his continued employment through each applicable vesting date and the terms of the Company’s Long-Term Incentive Program and applicable award agreement. Mr. Thornton will be eligible for other executive benefits as described in the Company’s Annual Proxy Statement including the Executive Change of Control Plan and the Newmont Section 16 Officer Severance Plan benefits.

There is no other arrangement or understanding between Mr. Thornton and any other persons pursuant to which he will be appointed as Chief Technical Officer of the Company. Mr. Thornton does not have a family relationship with any member of the Board of Directors or any executive officer of the Company, and Mr. Thornton has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Newmont and the Board of Directors extend thanks to Erin Workman for her dedicated leadership in the interim Chief Technical Officer role and contributions to the Executive Leadership Team during this time of transition. Ms. Workman continues to serve as a member of Newmont’s Strategic Leadership Team and has been appointed to the role of Senior Vice President and Group Head, Health, Safety, Security and Environment.

Chief Financial Officer Appointment

Mr. Brian Tabolt, age 45, will be appointed to the role of Executive Vice President and Chief Financial Officer effective as of July 1, 2026. Mr. Tabolt, a finance executive with over 20 years of finance and accounting experience, has held the role of Senior Vice President, Global Finance and Chief Accounting Officer since December 2024, and the role of Group Head, Financial Planning and Analysis from May 2023. Prior to that, Mr. Tabolt was elected Interim Chief Financial Officer in November 2022 after having served as Vice President, Controller and Chief Accounting Officer since May 2021. Before joining Newmont Corporation, Mr. Tabolt served as Molson Coors Beverage Company’s Vice President, Controller and Chief Accounting Officer since 2014 and held other senior management roles within Molson Coors’ Accounting function, including as Senior Director of SEC Reporting and Technical Accounting and Senior Manager Technical Accounting. Mr. Tabolt began his career in public accounting with Deloitte, holds Bachelor and Master of Science degrees in Accounting from Pennsylvania State University and is a Certified Public Accountant.

In the role of Chief Financial Officer, Mr. Tabolt will have a base salary of $685,000 and be eligible for an annual short-term incentive (cash bonus with a target opportunity equal to 100% of base salary) in accordance with the Newmont Section 16 Officer Short-Term Incentive Plan at Level 6. For Mr. Tabolt, the long-term equity bonus incentives include both PSUs at target level of 186% of base salary and RSUs at target level of 93% of base salary, which will be delivered according to the terms of the Newmont Long-Term Incentive Program. In connection with his mid-year appointment, Mr. Tabolt will also receive a one-time RSU award with a grant date value of $680,000 (based upon the difference between prior role and new role target incentive levels), which will vest in three equal annual installments over a three-year period, subject to his continued employment through each applicable vesting date and the terms of the Company’s Long-Term Incentive Program and applicable award agreement. Mr. Tabolt will be eligible for other executive benefits as described in the Company’s Annual Proxy Statement including the Executive Change of Control Plan and the Newmont Section 16 Officer Severance Plan benefits.

There is no other arrangement or understanding between Mr. Tabolt and any other persons pursuant to which he will be appointed as Chief Financial Officer of the Company. Mr. Tabolt does not have a family relationship with any member of the Board of Directors or any executive officer of the Company, and Mr. Tabolt has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Newmont and the Board of Directors extend thanks to Peter Wexler for his exceptional leadership in the interim Chief Financial Officer role. Mr. Wexler will return to his full-time role as Executive Vice President and Chief Legal Officer and will continue to provide governance, legal oversight and strategic counsel on the Executive Leadership Team. In recognition of Mr. Wexler’s service as interim Chief Financial Officer, he will also receive an additional RSU award with a grant date value of $500,000, which will vest in three equal annual instalments over a three-year period, subject to his continued employment through each applicable vesting date and the terms of the Company’s Long-Term Incentive Program and applicable award agreement.

Chief Accounting Officer Appointment

Additionally, in connection with Mr. Tabolt’s promotion to Chief Financial Officer, Joshua Cage, age 52, will also be appointed to the role of Chief Accounting Officer (principal accounting officer) and Controller, effective as of July 1, 2026. Mr. Cage is a seasoned accounting expert and has over 20 years of service with Newmont, including as Global Controller and Head, Operations Accounting since December 2024, Vice President, Chief Accounting Officer and Controller from 2022 to 2024, and Assistant Controller from 2014 to 2022. Prior to that, he served as Senior Director, Business Planning, Site Controller – Indonesia and Director, Technical Accounting and SEC Reporting. Prior to joining Newmont, Mr. Cage held audit manager and senior auditor roles at Ernst & Young and KPMG, respectively. Mr. Cage participates in the Company’s standard compensation programs and benefits programs at Level 5. Mr. Cage does not have a family relationship with any member of the Board of Directors or any executive officer of the Company, and Mr. Cage has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosures.

On June 15, 2026, the Company issued a news release concerning leadership appointments that further shape its go-forward Executive Leadership Team under President and Chief Executive Officer Natascha Viljoen and reflect the depth of leadership talent within Newmont. The news release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information, including Exhibit 99.1 attached hereto, in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise stated in such filings.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
99.1	News Release dated June 15, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Logan Hennessey
Name:	Logan Hennessey
Title:	Senior Vice President, Deputy General Counsel & Corporate Secretary

Dated: June 15, 2026

5